   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1998
                                                      REGISTRATION NO. 333-62661
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                          INTERNATIONAL PAPER COMPANY
               (Exact name of registrant as specified in charter)

       NEW YORK                                       13-0872805
(State of incorporation)                    (I.R.S. Employer Identification No.)

                         ------------------------------
                     INTERNATIONAL PAPER CAPITAL TRUST III
                      INTERNATIONAL PAPER CAPITAL TRUST IV
               (Exact name of registrant as specified in charter)

           DELAWARE                                          APPLIED FOR
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                       Identification Number)

                            TWO MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (914) 397-1500
         (Address and telephone number of principal executive offices)
                         ------------------------------
                             JAMES W. GUEDRY, ESQ.
            VICE PRESIDENT, ASSOCIATE GENERAL COUNSEL AND SECRETARY
                          INTERNATIONAL PAPER COMPANY
                            TWO MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (914) 397-1532
           (Name, address and telephone number of agent for service)

                                 WITH COPY TO:
                            VINCENT J. PISANO, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 735-3000
                         ------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined by market conditions and other factors.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _______________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _______________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /X/
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                                                           PROPOSED MAXIMUM
                                                                                     PROPOSED MAXIMUM          AGGREGATE
                     TITLE OF EACH CLASS                           AMOUNT TO BE          OFFERING              OFFERING
                OF SECURITIES TO BE REGISTERED                    REGISTERED (1)    PRICE PER UNIT (2)       PRICE (2) (3)
Debt Securities of International Paper Company (the "Company")
  (6) (7).....................................................
Preferred Stock, $1.00 par value, of the Company (6) (7)
Common Stock, $1.00 par value, of the Company (6) (7).........
Depositary Shares of the Company (7) (8)......................         (5)                 (5)                    (5)
Warrants of the Company (9)...................................
Trust Preferred Securities of International Paper Capital
  Trust III and International Paper Capital Trust IV (the "IPC
  Trusts") (10)...............................................
Guarantees of Trust Preferred Securities of the IPC Trusts by
  the Company (11)............................................
          Total                                                 $1,100,000,000(12)         100%           $1,100,000,000(12)


                                                                   AMOUNT OF
                     TITLE OF EACH CLASS                          REGISTRATION
                OF SECURITIES TO BE REGISTERED                      FEE (4)
Debt Securities of International Paper Company (the "Company")
  (6) (7).....................................................
Preferred Stock, $1.00 par value, of the Company (6) (7)
Common Stock, $1.00 par value, of the Company (6) (7).........
Depositary Shares of the Company (7) (8)......................
Warrants of the Company (9)...................................
Trust Preferred Securities of International Paper Capital
  Trust III and International Paper Capital Trust IV (the "IPC
  Trusts") (10)...............................................
Guarantees of Trust Preferred Securities of the IPC Trusts by
  the Company (11)............................................
          Total                                                   $324,500(4)

    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS INCLUDED IN THIS REGISTRATION STATEMENT ALSO RELATES TO $2,000,000,000 OF SECURITIES PREVIOUSLY REGISTERED UNDER THE COMPANY'S REGISTRATION STATEMENT ON FORM S-3 (NO. 33-52945), AND $400,000,000 OF SECURITIES PREVIOUSLY REGISTERED UNDER THE COMPANY'S REGISTRATION STATEMENT ON FORM S-3 (NO. 33-48167). THIS REGISTRATION STATEMENT CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 TO THE COMPANY'S REGISTRATION STATEMENT ON FORM S-3 (NO. 33-52945) AND POST-EFFECTIVE AMENDMENT NO. 3 TO THE COMPANY'S REGISTRATION STATEMENT ON FORM S-3 (NO. 33-48167).
                         ------------------------------
    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

(FOOTNOTES FROM PREVIOUS PAGE)

----------------------------------
(1) In United States dollars or the equivalent thereof in any other currency, currency unit or units, or composite currency or currencies.

(2) The proposed maximum offering price per unit will be determined from time to time by the Registrants in connection with the issuance by the Registrants of the securities registered hereunder.

(3) The proposed maximum aggregate offering price has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(4) The amount of securities eligible to be sold under prior registration statements to be carried forward to this Registration Statement is $975,775,000. The amount of the filing fee associated with such securities that was previously paid with the prior registration statements was $331,217.07. In addition, a filing fee of $324,500 was paid on September 1, 1998.

(5) Not applicable pursuant to General Instruction II.D. of Form S-3.

(6) Also includes such indeterminate amounts of Debt Securities and Preferred Stock and indeterminate number of shares of Common Stock as may be issued upon conversion of or exchange for any other Debt Securities or Preferred Stock that provide for conversion or exchange into other securities or upon exercise of Warrants for such securities.

(7) No separate consideration will be received for the Debt Securities, Preferred Stock, Common Stock or Depositary Shares issuable upon conversion of or in exchange for Debt Securities or Preferred Stock.

(8) Such indeterminate number of Depositary Shares to be evidenced by Depositary Receipts issued pursuant to a Deposit Agreement. In the event the Company elects to offer to the public fractional interests in shares of the Preferred Stock registered hereunder, Depositary Receipts will be distributed to those persons purchasing such fractional interests and the shares of Preferred Stock will be issued to the depositary under the Deposit Agreement. No separate consideration will be received for the Depositary Shares.

(9) Warrants may be sold separately or with Debt Securities, Preferred Stock or Common Stock.

(10) Subject to note (12) below, there is being registered hereunder an indeterminate amount and number of Trust Preferred Securities of the IPC Trusts (the "Trust Preferred Securities") as may be sold from time to time.

(11) No separate consideration will be received for the Guarantees of the Trust Preferred Securities (the "Guarantees"). The Guarantees include the rights of holders of Trust Preferred Securities under the Guarantees and certain back-up undertakings, as described in the Registration Statement.

(12) In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $1,100,000,000 or the equivalent thereof in one or more foreign currencies, foreign currency units or composite currencies. The aggregate amount of Common Stock of the Company registered hereunder is further limited to that which is permissible under Rule 415(a)(4) under the Securities Act. The securities registered hereunder may be sold separately or as units with other securities registered hereunder.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Purchase and the State of New York, on the 15th day of September, 1998.

                                INTERNATIONAL PAPER COMPANY

                                By:             /s/ JAMES W. GUEDRY
                                     -----------------------------------------
                                                  James W. Guedry
                                            VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed below on the 15th day of September, 1998 by the following persons in the capacities and on the dates indicated.

             NAME                         TITLE
------------------------------  --------------------------

     /s/ JOHN T. DILLON*
------------------------------  Chairman, Chief Executive
       (John T. Dillon)           Officer and Director

     /s/ C. WESLEY SMITH*
------------------------------  Executive Vice President
      (C. Wesley Smith)           and Director

     /s/ PETER I. BIJUR*
------------------------------  Director
       (Peter I. Bijur)

------------------------------  Director
     (Willard C. Butcher)

     /s/ ROBERT J. EATON*
------------------------------  Director
      (Robert J. Eaton)

     /s/ JOHN A. GEORGES*
------------------------------  Director
      (John A. Georges)

    /s/ THOMAS C. GRAHAM*
------------------------------  Director
      (Thomas C. Graham)

             NAME                         TITLE
------------------------------  --------------------------

     /s/ JOHN R. KENNEDY*
------------------------------  Director
      (John R. Kennedy)

   /s/ DONALD F. MCHENRY *
------------------------------  Director
     (Donald F. McHenry )

    /s/ PATRICK F. NOONAN*
------------------------------  Director
     (Patrick F. Noonan)

------------------------------  Director
      (Jane C. Pfeiffer)

  /s/ EDMUND T. PRATT, JR.*
------------------------------  Director
    (Edmund T. Pratt, Jr.)

   /s/ CHARLES R. SHOEMATE*
------------------------------  Director
    (Charles R. Shoemate)

    /s/ MARIANNE M. PARRS*
------------------------------  Senior Vice President and
     (Marianne M. Parrs)          Chief Financial Officer

    /s/ ANDREW R. LESSIN*       Vice President and
------------------------------    Controller Chief and
      (Andrew R. Lessin)          Accounting Officer



*By:     /s/ JAMES W. GUEDRY
      -------------------------
          (James W. Guedry)
          ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, International Paper Capital Trust III and International Paper Capital Trust IV each certify that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment thereof to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Purchase and the State of New York on the 15th day of September, 1998.


                                INTERNATIONAL PAPER CAPITAL TRUST III,
                                a Delaware business trust

                                By:  International Paper Company, as Depositor

                                By:  /s/ JAMES W. GUEDRY
                                     -----------------------------------------
                                     James W. Guedry
                                     VICE PRESIDENT AND SECRETARY

                                INTERNATIONAL PAPER CAPITAL TRUST IV,
                                a Delaware business trust

                                By:  International Paper Company, as Depositor

                                By:  /s/ JAMES W. GUEDRY
                                     -----------------------------------------
                                     James W. Guedry
                                     VICE PRESIDENT AND SECRETARY

                               INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                                      EXHIBIT
-----------  ---------------------------------------------------------------------------------------------------------

       1.1   Form of Underwriting Agreement (Standard Provisions) for Debt Securities (incorporated herein by reference to Exhibit 1.1 to International Paper Company's Registration Statement on Form S-3 (File No.
             33-52945)).

       1.2   Form of Underwriting Agreement (Standard Provisions) for Preferred Stock (incorporated herein by reference to Exhibit 1.2 to International Paper Company's Registration Statement on Form S-3 (File No.
             33-52945)).

       1.3   Form of Underwriting Agreement (Standard Provisions) for Common Stock (incorporated herein by reference to Exhibit 1.3 to International Paper Company's Registration Statement on Form S-3 (File No. 33-52945)).

       1.4   Underwriting Agreement for Trust Preferred Securities.**

       3.1   Restated Certificate of Incorporation of International Paper Company (incorporated herein by reference to
             Exhibit 3(A) to International Paper Company's Form 8-K dated November 20, 1990).

       3.2   By Laws of International Paper Company (incorporated herein by reference to Exhibit 3(B) to International
             Paper Company's Form 8-K dated November 20, 1990).

       4.1   Form of Certificate for shares of International Paper Company's Common Stock (incorporated herein by reference to Exhibit 4(A) to International Paper Company's Registration Statement on Form S-3 (File No.
             33-44855)).

       4.2   Form of Indenture for Senior Debt Securities between International Paper Company and The Chase Manhattan
             Bank, N.A., as Trustee, including forms of Senior Debt Securities (incorporated herein by reference to
             Exhibit 4.5 to International Paper Company's Registration Statement on Form S-3 (File No. 33-52945)).

       4.3   Form of Indenture for Subordinated Debt Securities between International Paper Company and The Chase
             Manhattan Bank, N.A., as Trustee, including forms of Subordinated Debt Securities (incorporated herein by reference to Exhibit 4.6 to International Paper Company's Registration Statement on Form S-3 (File No.
             33-52945)).

       4.4   Form of Indenture for Senior Debt Securities of International Paper Company, including forms of Senior
             Debt Securities.*

       4.5   Form of Indenture for Subordinated Debt Securities of International Paper Company, including forms of
             Subordinated Debt Securities.*

       4.6   Form of Deposit Agreement, including the form of Depositary Receipt (incorporated herein by reference to
             Exhibit 4.9 to International Paper Company's Registration Statement on Form S-3 (File No. 33-52945)).

       4.7   Certificate of Trust of International Paper Capital Trust III.*

       4.8   Certificate of Trust of International Paper Capital Trust IV.*

       4.9   Declaration of Trust for IPC Trust III.*

       4.10  Declaration of Trust for IPC Trust IV.*

       4.11  Form of Amended and Restated Declaration of Trust for IPC Trust III.*

  EXHIBIT
  NUMBER                                                      EXHIBIT
-----------  ---------------------------------------------------------------------------------------------------------
       4.12  Form of Amended and Restated Declaration of Trust for IPC Trust IV.*

       4.13  Form of Guarantee Agreement for IPC Trust III.*

       4.14  Form of Guarantee Agreement for IPC Trust IV.*

       5.1   Opinion of James W. Guedry, Esq., Associate General Counsel of the Company.**

       5.2   Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the IPC Trusts.**

      12.1   Statements re: Computation of Ratio of Earnings to Fixed Charges (incorporated herein by reference to
             Exhibit 12 to International Paper Company's Form 10-K for the year ended December 31, 1997 and to Exhibit
             12 to International Paper Company's Form 10-Q for the quarter ended June 30, 1998).

      23.1   Consent of Arthur Andersen LLP*

      23.2   Consent of James W. Guedry, Esq., Associate General Counsel of the Company.**

      23.3   Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the IPC Trusts. **

      24.1   Powers of Attorney of certain officers and directors.*

      25.1   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Chase
             Manhattan Bank, N.A., the trustee under the Senior Indenture (incorporated herein by reference to Exhibit
             25.1 to International Paper Company's Registration Statement on Form S-3 (File No. 33-52945)).

      25.2   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Chase
             Manhattan Bank, N.A., the trustee under the Subordinated Indenture (incorporated herein by reference to
             Exhibit 25.2 to International Paper Company's Registration Statement on Form S-3 (File No. 33-52945)).

      25.3   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of
             New York, the trustee under the Amended and Restated Declaration of Trust of International Paper Capital
             Trust III.*

      25.4   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of
             New York, the trustee under the Amended and Restated Declaration of Trust of International Paper Capital
             Trust IV.*

      25.5   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of
             New York, the trustee under the Guarantee of the Company for the benefit of the holders of Trust
             Preferred Securities of International Paper Capital Trust III.*

      25.6   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of
             New York, the trustee under the Guarantee of the Company for the benefit of the holders of Trust
             Preferred Securities of International Paper Capital Trust IV.*

      25.8   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of           ,
             the trustee under the Senior Indenture.**

      25.9   Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of
             The Bank of New York, the trustee under the Subordinated Indenture.***

------------------------

*   Previously filed.

** To be filed either by amendment or as an exhibit to an Exchange Act report and incorporated herein by reference.

*** Filed herewith.
                                      II-9